UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     _________________________________

                                 FORM 8-K/A
                              (Amendment No. 1)

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   March 29, 2005


                    HEADLINERS ENTERTAINMENT GROUP, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


        Delaware                    0-33145                  84-1195628
 -----------------------------------------------------------------------------
 (State of Incorporation)         (Commission File        (IRS Employer
                                   Number)                 Identification No.)


                 501 Bloomfield Avenue, Montclair, NJ 07042
                 ------------------------------------------
                  (Address of principal executive offices)

                               (973) 233-1233
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Amendment No. 1

     This Amendment is being filed to include the necessary financial statements.

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.01 Completion of Acquisition of Assets
Item 2.03 Creation of a Direct Financial Obligation
Item 3.02 Unregistered Sale of Equity Securities

     On March 29, 2004 Headliners entered into a Consolidated Acquisition Agreement with Paul Butler and JHF Properties, LLC. The Consolidated Acquisition Agreement terminated and replaced the Properties Acquisition Agreement - Butler and Project Acquisition Agreement with those same parties, both dated June 23, 2004.

     On March 31, 2005, pursuant to the Consolidated Acquisition Agreement, Headliners acquired all of the right, title and interest in five limited liability companies. Each of the limited liability companies operates an entertainment complex consisting of a dance club and other facilities, one each in Cincinnati, Kansas City, Tucson, Jackson and Omaha. The Consolidated Acquisition Agreement also provides for a second closing at which Headliners will acquire ownership of a sixth limited liability company, which operates an entertainment complex in Louisville. The second closing will occur after Butler and JHF have obtained $2,300,000 from the sale of Headliners common stock.

     Headliners' payment for the six companies consists of $2,240,000 previously paid to JHF Properties by Headliners and a 0% convertible debenture due on March 31, 2008 in the principal amount of $5,000,000. The debenture is convertible into Headliners common stock at the market price at the time of conversion.

     The Consolidated Acquisition Agreement also provides for the construction by JHF of a seventh entertainment complex, the new complex to be located in Hampton VA. At the closing Headliners paid a fee of $1,400,000 in cash for the Virginia project. Title to the Virginia project will pass to Headliners after it is constructed and after JHF and Butler have obtained $1,300,000 from the sale of Headliners common stock.

     The Consolidated Acquisition Agreement contains provisions under which JHF will manage the seven properties and any properties subsequently constructed by Headliners and JHF. In payment for the management services, Headliners has issued to JHF Headliners common stock with a market value of $2,300,000. Headliners has committed that if the proceeds realized by JHF from selling the shares are less than $2,300,000, Headliners will issue additional shares until JHF realizes $2,300,000 in proceeds. In addition, Headliners will pay JHF a weekly fee of $15,938 plus a monthly office rental of $15,000. To secure the payments as well as to secure $3,000,000 payable pursuant to the 0% Convertible Debenture, Headliners has pledged its interest in the limited liability companies operating in Cincinnati, Kansas City and Tucson.

Item 9.01 Financial Statements and Exhibits

Financial Statements

a.   1133 Sycamore Street, LLC - audited financial statements for the year ended December 31,2004....................................  F-1

b.   4115 Mill Street, LLC - audited financial statements for the year ended December 31, 2004........................................  F-11

c.   296 N. Stone, LLC - audited financial statements for the year ended December 31, 2004.... ...................................  F-21

d.   6107 Ridgewood Road, LLC - audited financial statements for the year ended December 31, 2004...................................  F-31

e.   1299 Farnam, LLC - audited financial statements for the year ended December 31, 2004........................................  F-41

f.   JP 4th Street Live LLC - audited financial statements for the year ended December 31, 2004...................................  F-51

g.   Unaudited Pro Forma Condensed Financial Statements of
      Headliners Entertainment Group, Inc. and Acquired Limited
      Liability Companies............................................  F-61


                                  Exhibits

10-a Consolidated Acquisition Agreement dated March 29, 2005 among
      Headliners, Paul Butler and JHF Properties, LLC.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: April 4, 2005          By:/s/ Eduardo Rodriguez
                              -------------------------------------
                              Eduardo Rodriguez
                              Chief Executive Officer

Couchot, Hogenkamp & Associates, Inc.
Certified Public Accountants
818-A East Franklin Street
Centerville, Ohio 45459
937.436.1400

Independent Auditor's Report

To the Board of Directors
1133 Sycamore Street, LLC
Dublin, Ohio


We have audited the accompanying balance sheet of 1133 Sycamore Street, LLC (an Ohio Single Member Limited Liability Company) as of December 31, 2004 and the related statements of income, member's equity, and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on the audit.

We conducted the audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable, but not absolute, assurance whether the financial statements are free from material misstatement due to fraud or error. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The audit procedures selected depend on our assessment of the risks of material misstatements in the financial statements. In making those risk assessments, we consider internal control relevant to the entity's preparation of the financial statements as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control; and an audit also includes evaluating the appropriateness of the accounting policies used, the reasonableness of significant accounting estimates made by management, as well as the overall financial statement presentation and disclosures.

We believe that the audit evidence that was obtained is sufficient and appropriate to provide a reasonable basis for our opinion on the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1133 Sycamore Street, LLC. as of December 31, 2004, and the results of its operations and its cash flows for the year ended December 31, 2004 in conformity with generally accepted accounting principles generally accepted in the United States of America.

Couchot, Hogenkamp & Associates, Inc.

March 28, 2005
                                                                F-1


                          1133 Sycamore Street, LLC
                                BALANCE SHEET
                              December 31, 2004

ASSETS, LIABILITIES, AND MEMBER'S EQUITY

CURRENT ASSETS
 Cash                                  $  9,111
 Inventory                               20,241
 Prepaid expenses                         6,257
                                        -------
Total current assets                     35,609

PROPERTY AND EQUIPMENT-at cost
 Leasehold improvements                $105,000
 Equipment & fixtures                    60,866
                                        -------
                                        165,866
 Less accumulated depreciation          (28,332)
                                        -------
                                        137,534

OTHER ASSETS
 Deposits                                 6,612
 Organization and startup cost
  net of amortization of $712             7,632
                                        -------
                                         14,244
                                        -------
                                       $187,387
                                        =======
CURRENT LIABILIITES
 Bank overdraft                        $ 36,231
 Accounts payable                         4,983
                                        -------
                                       $ 41,214

Accrued liabilities
 Payroll taxes                            4,621
 Sales tax                               48,774
                                        -------
                                         53,395
                                        -------
Total current liabilities                94,609

COMMITMENT                                    -

MEMBER'S EQUITY                          92,778
                                        -------
                                       $187,387
                                        =======

See accompanying notes and independent auditors report

                                                                F-2
                             1133 Sycamore Street, LLC

                                STATEMENT OF INCOME
                            Year Ended December 31, 2004


                                         Amount

SALES                                  $2,265,743

COST OF SALES                             770,174
                                        ---------
Gross profit                            1,495,569

OPERATING EXPENSES
 Wages                                    230,188
 Management Fee                           636,304
 Advertising                              123,759
 Bank charges and merchant fees            44,449
 Depreciation                              22,831
 Insurance                                 24,938
 Rent                                     187,255
 Repairs & maintenance                     78,101
 Office expense                            19,071
 Payroll taxes                             38,486
 Supplies                                  30,648
 Travel & lodging                          11,164
 Utilities                                 62,478
                                        ---------
                                        1,509,672
                                        ---------

NET INCOME (LOSS)                      $  (14,103)
                                        =========


See accompanying notes and independent auditors report

                                                                F-3


                            1133 Sycamore Street, LLC
                           STATEMENT OF MEMBER'S EQUITY
                           Year Ended December 31, 2004



Member's equity at beginning of year     $246,300

Capital contributed                         6,070

Capital distributions                    (145,489)

Net income (loss)                         (14,103)
                                          -------
Member's equity at December 31, 2004     $ 92,778
                                          =======










See accompanying notes and independent auditors report

                                                                F-4

                         1133 Sycamore Street, LLC
                           STATEMENT OF CASH FLOW
                        Year Ended December 31, 2004


CASH FLOW FROM OPERATING ACTIVITIES
 Net income (loss)                         $ (14,103)

Adjustments to reconcile net income to
 net cash used by operating activities
 Depreciation and amortization expense        22,831
 (Increase) decrease in:
  Prepaid expenses                             6,460
  Inventory
 Increase (decrease) in:
  Accounts payable                             1,044
  Bank overdraft                              15,609
  Accrued liabilities                         20,763
                                            --------
 Net cash provided by operating activities    52,604
                                            --------
CASH FLOW FROM INVESTING ACTIVITIES
 Acquisition of property and equipment             -
                                            --------
 Net cash used by investing activities             -
                                            --------
CASH FLOW FROM FINANCING ACTIVITIES
 Member contributions                          6,070
 Member distributions                        (55,489)
 Increase in short-term note-net              (7,956)
                                            --------
 Net cash provided by financing activities   (57,375)
                                            --------

Net increase in cash                          (4,771)

CASH AT Beginning of Year                     13,882
                                            --------
CASH AT DECEMBER 31, 2004                  $   9,111
                                            ========



The company adjusted the cost of leasehold improvements and equipment it previously capitalized from an affiliate in the amount of $90,000. To recognize this non-cash transaction the sole member recorded a distribution to member of $90,000.


See accompanying notes and independent auditors report

                                                                F-5

                         1133 SYCAMORE STREET, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                             December 31, 2004


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of 1133 Sycamore Street, LLC is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform with accounting principles accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

1.	Nature of Operations

The Company is established as a single member Limited Liability Company engaged in the night club business and doing business as "Red Cheetah" in Cincinnati, Ohio. The Company is set up as a Limited Liability Company to take advantage of the limited liability protection. The sole member has limited liability; that is, he is not personally liable for the LLC's debts or liabilities except to the extent of his investment and any remaining commitment to the LLC. The management of 1133 Sycamore Street, LLC is held in an affiliated Limited Liability Company that is compensated through management fees designed to strip the operating LLC of all excess cash.

2.	Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.


3.	Inventories

Inventories are valued at the lower cost (first-in, first-out) or market.
 Inventories consist of liquor, beer, wine, and assorted non-alcoholic beverages, and assorted drink mixes.
                                                                F-6
                         1133 SYCAMORE STREET, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                             December 31, 2004



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

4.	Property and Equipment

Amortizable and depreciable assets are reported at original cost less accumulated amortization and depreciation. Amortization and depreciation is provided for in amounts sufficient to relate the cost of such assets to operations over their estimated service lives by the straight-line method.
 For federal income tax purposes, amortization and depreciation is computed using the accelerated cost recovery system and the modified accelerated cost recovery system. The cost of assets sold or retired and the accumulated amortization or depreciation are removed from the accounts in the year of disposal and any gain or loss is included in operations. Maintenance, repairs and minor improvements are charged to operations as incurred while betterment's which substantially extend service lives are capitalized.

5.	Income Taxes

The Company is a single member limited liability company under the laws of the State of Ohio. Under those provisions, the Company does not pay federal, state or city corporation income taxes on its taxable income and is not permitted a net operating loss carryover or carryback. Instead, the member is individually liable for federal, state, and city income taxes on the Company's taxable income and receives the tax benefits resulting from any Company net operating losses to the extent he has basis for its deductibility.

6.	Revenue Recognition

The Company is a cash business that maintains its accounting records on the accrual basis of accounting. Accordingly, revenues are recognized as income when the product has been sold and cash is received.

7.	Advertising Expense

The Company expenses advertising costs as incurred. Advertising expenses for the year ended December 31, 2004 were $123,759.

8.	Intangibles

Intangible assets are made up of organizational and startup costs that are amortized over a period of sixty months.
                                                                F-7
                         1133 SYCAMORE STREET, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                             December 31, 2004


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

9.	Use of Estimates

The preparation of financial statements in conformity with accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10.	Concentrations of Credit Risk Arising from Cash Deposits in Excess in
Insured Limits

The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, the Company's uninsured cash balance is - 0-. The Company's cash position throughout the year rarely exceeds $100,000.

11.	 Accounting Period

The Company reports on a calendar year ending December 31.


NOTE B - RELATED PARTY TRANSACTIONS

The Company has an informal management agreement with an affiliated company. That affiliate provides management expertise in exchange for the excess cash profits of the entity. During 2004 the Company paid management fees totaling $636,304 to an affiliate.

The Company contracted with a related affiliate to design, build and install leasehold improvements and equipment in order to open the business. The net amount for store buildouts was $160,000. $80,434 was paid by the company to the affiliate and the balance capitalized into the equity of the member.
                                                                F-8
                         1133 SYCAMORE STREET, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                             December 31, 2004



NOTE C - FACILITY LEASE COMMITMENTS

The Company conducts its operations from facilities that are leased under a five year noncancellable operating lease expiring in July, 2008. On August 7, 2003, the Company entered into this lease agreement with an unrelated Limited Liability Company. The first two months are rent free, the next six months require monthly payments of $12,500 for base rent, the following six months require monthly payments of $13,500 for lease rent and the remaining forty-six months require monthly payments of $14,000 in base rent. In addition to the base rent the Company pays a CAM charge to cover common areas. The current CAM charge is $2,727 per month. Rental expenses charged to operations in 2004 amount to $159,000 and $28,255 for base rent and executory rent, respectively.

The Company has the option, during the 61st and 62nd months, to purchase the premises, the equipment, furniture, fixtures and liquor license for $1,700,000. Additionally, the Company has the option to extend the lease for up to two additional five year terms. Rent would be adjusted to an amount computed using the change in the consumer price index.

Future minimum lease payments at December 31, 2004 are as follows:



        Year ending December    Minimum Amount      Executory Cost Amount

        2005                       $168,000              $32,725
        2006                        168,000               32,725
        2007                        168,000               32,725
        2008                         98,000               19,090
        2009                              -                    -
        Thereafter                        -                    -
                                    -------              -------
                                   $762,500             $117,265
                                    =======              =======



NOTE D - EQUIPMENT OPERATING LEASES

The Company leases credit card equipment under a 36 month operating lease beginning September, 2003 requiring monthly payments of $240. Equipment lease payments charged to operations in 2004 was $2,880. The lease is guaranteed by the sole member.
                                                                F-9
                         1133 SYCAMORE STREET, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                             December 31, 2004

NOTE E - COMPENSATED ABSENCES

Full time employees of the Company are entitled to paid holiday, sick, and personal days off, depending on the job classification, length of service, and other factors. It is impracticable to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of compensated absences when actually paid to employees.

NOTE F - CAPITAL CONTRIBUTIONS

Capital Contributions include $160,000 of leasehold improvements and equipment cost incurred to open the business.

NOTE G- SUBSEQUENT EVENT

Effective March 29, 2005 this entity was sold as part of a consolidated acquisition agreement to an unrelated party. The current management group will continue to manage the operations for the benefit of the buyers in exchange for a management fee and other consideration.

                                                                F-10

Couchot, Hogenkamp & Associates, Inc.
Certified Public Accountants
818-A East Franklin Street
Centerville, Ohio 45459
937.436.1400

Independent Auditor's Report

To the Board of Directors
4115 Mill Street, LLC
Dublin, Ohio


We have audited the accompanying balance sheet of 4115 Mill Street, LLC (an Ohio Single Member Limited Liability Company) as of December 31, 2004 and the related statements of income, member's equity, and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on the audit.

We conducted the audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable, but not absolute, assurance whether the financial statements are free from material misstatement due to fraud or error. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The audit procedures selected depend on our assessment of the risks of material misstatements in the financial statements. In making those risk assessments, we consider internal control relevant to the entity's preparation of the financial statements as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control; and an audit also includes evaluating the appropriateness of the accounting policies used, the reasonableness of significant accounting estimates made by management, as well as the overall financial statement presentation and disclosures.

We believe that the audit evidence that was obtained is sufficient and appropriate to provide a reasonable basis for our opinion on the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 4115 Mill Street, LLC. as of December 31, 2004, and the results of its operations and its cash flows for the year ended December 31, 2004 in conformity with generally accepted accounting principles generally accepted in the United States of America.

Couchot, Hogenkamp & Associates, Inc.

March 28, 2005

                                                                F-11
                          4115 MILL STREET, LLC
                             BALANCE SHEET
                            December 31, 2004

                 ASSETS, LIABILITIES, AND MEMBER'S EQUITY

CURRENT ASSETS
 Cash                                  $  7,078
 Advances to affiliates                   4,500
 Inventory                               14,154
 Prepaid expenses                         4,511
                                        -------
 Total current assets                    30,243

PROPERTY AND EQUIPMENT-at cost
 Leasehold improvements                $ 61,000
 Equipment & fixtures                    60,270
                                        -------
                                        121,270
 Less accumulated depreciation          (18,388)
                                        -------
                                        102,882

OTHER ASSETS
 Deposits                                 3,725
 Organization cost net of amortization
  of $258                                   742
                                        -------
                                          4,467
                                        -------
                                       $137,592
                                        =======

CURRENT LIABILIITES
 Bank overdraft                        $ 47,523
 Accounts payable                         1,269
                                        -------
                                       $ 48,792
 Accrued liabilities
  Payroll taxes                           1,075
  Sales tax                              17,478
                                        -------
                                         18,553
                                        -------
  Total current liabilities              67,345

COMMITMENT                                    -

MEMBER'S EQUITY                          70,247
                                        -------
                                       $137,592
                                        =======


See accompanying notes and independent auditor's report         F-12

                          4115 MILL STREET, LLC
                           STATEMENT OF INCOME
                       Year ended Decmeber 31, 2004


                                        Amount

SALES                                $1,011,850

COST OF SALES                           370,343
                                      ---------
Gross profit                            641,507

OPERATING EXPENSES
 Wages                                  120,623
 Management fee                         124,590
 Advertising                             64,621
 Bank charges and merchant fees          18,552
 Depreciation and amortization           14,910
 Insurance                               30,918
 Rent                                   150,201
 Repairs & maintenance                   24,212
 Office expense                          12,621
 Payroll taxes                           17,074
 Supplies                                 4,473
 Travel & lodging                        21,662
 Utilities                               48,111
                                      ---------
                                        652,568
                                      ---------

NET INCOME (LOSS)                    $  (11,061)
                                      =========


See accompanying notes and independent auditor's report         F-13

                          4115 MILL STREET, LLC
                      STATEMENT OF MEMBER'S EQUITY
                      Year ended December 31, 2004



Member's equity at beginning of the year         $209,080

Prior period depreciation correction                2,264

Capital contributions                                   -

Capital distributions                            (130,036)

Net income                                        (11,061)
                                                  -------
Member's equity at December 31, 2004             $ 70,247
                                                  =======






See accompanying notes and independent auditor's report         F-14

                           4115 MILL STREET, LLC
                           STATEMENT OF CASH FLOW
                        Year ended December 31, 2004


CASH FLOW FROM OPERATING ACTIVITIES
 Net income (loss)                               $ (11,061)

 Adjustments to reconcile net income to
  net cash used by operating activities
  Depreciation and amortization expense             14,910
  (Increase) decrease in:
   Prepaid expenses                                 13,063
  Increase (decrease) in:
   Accounts payable                                 (2,838)
   Bank overdraft                                   37,494
   Accrued liabilities                               8,578
                                                   -------
  Net cash provided by operating activities         60,146
                                                   -------
CASH FLOW FROM INVESTING ACTIVITIES
 Acquisition of property and equipment                   -
 Advances to affiliate                              (4,500)
 Decrease in deposits                                4,360
                                                   -------
  Net cash used by investing activities               (140)
                                                   -------
CASH FLOW FROM FINANCING ACTIVITIES
 Member's contributions                                  -
 Member's distributions                            (43,736)
 Decrease in short-term note-net                   (15,373)
                                                   -------
  Net cash provided by financing activities        (59,109)
                                                   -------
Net increase in cash                                   897
                                                   -------

CASH AT BEGINNING OF YEAR                            6,181
                                                   -------
CASH AT DECEMBER 31, 2004                         $  7,078
                                                   =======

The Company adjusted the cost of leasehold improvements and equipment it previously capitalized from an affiliate in the amount of $86,300. To recognize this non-cash transaction the sole member recorded a distribution to member capital of $86,300 to offset a prior year contribution of the item.


See accompanying notes and independent auditor's report         F-15

                          4115 MILL STREET, LLC
                   NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of 4115 Mill Street, LLC is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform with accounting principles accepted in the United States of America and have been consistently applied in the preparation of the financial statements.


1.	Nature of Operations

The Company is established as a single member Limited Liability Company engaged in the night club business and operating under the name "Cactus Cafe," to take advantage of the limited liability protection. The sole member has limited liability; that is, he is not personally liable for the LLC's debts or liabilities except to the extent of his investment and any remaining commitment to the LLC. The management of 4115 Mill Street, LLC is held in an affiliated Limited Liability Company that is compensated through management fees designed to strip the operating LLC of all excess cash.

2.	Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

3.	Inventories

Inventories are valued at the lower cost (first-in, first-out) or market. Inventories consist of liquor, beer, wine, and assorted non-alcoholic beverages, and assorted drink mixes.

                                                                F-16
                          4115 MILL STREET, LLC
                   NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

4.	Property and Equipment

Amortizable and depreciable assets are reported at original cost less accumulated amortization and depreciation. Amortization and depreciation is provided for in amounts sufficient to relate the cost of such assets to operations over their estimated service lives by the straight-line method. For federal income tax purposes, amortization and depreciation is computed using the accelerated cost recovery system and the modified accelerated cost recovery system. The cost of assets sold or retired and the accumulated amortization or depreciation are removed from the accounts in the year of disposal and any gain or loss is included in operations. Maintenance, repairs and minor improvements are charged to operations as incurred while betterment's which substantially extend service lives are capitalized.

5.	Income Taxes

The Company is a single member Limited Liability Company under the laws of the State of Ohio. Under those provisions, the Company does not pay federal, state or city corporation income taxes on its taxable income and is not permitted a net operating loss carryover or carryback. Instead, the member is individually liable for federal, state, and city income taxes on the Company's taxable income and receives the tax benefits resulting from any Company net operating losses to the extent he has basis for its deductibility.

6.	Revenue Recognition

The Company is a cash business that maintains its accounting records on the accrual basis of accounting. Accordingly, revenues are recognized as income when the product has been sold and cash is received.

7.	Advertising Expense

The Company expenses advertising costs as incurred. Advertising expenses for the year ended December 31, 2004 were $64,621.

8.	Intangibles

Intangible assets are made up of organizational costs that are amortized over a period of sixty months.

                                                                F-17
                          4115 MILL STREET, LLC
                   NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

 NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

9.	Use of Estimates

The preparation of financial statements in conformity with accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10.	Concentrations of Credit Risk Arising from Cash Deposits in Excess in Insured Limits

The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, the Company's uninsured cash balance is -0-. The Company's cash position throughout the year rarely exceeds $100,000.

11.	 Accounting Period

The Company reports on a calendar year ending December 31.


NOTE B - RELATED PARTY TRANSACTIONS

The Company has an informal management agreement with an affiliated company. That affiliate provides management expertise in exchange for the excess cash profits of the entity. During 2004 the Company paid management fees totaling $124,590 to an affiliate.

The Company contracted with a related affiliate to design, build and install leasehold improvements and equipment in order to open the business. The net amount for store buildouts was $113,700. $43,736 was paid by the Company to the affiliate and the balance capitalized into the equity of the member.

                                                                F-18
                          4115 MILL STREET, LLC
                   NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE C - FACILITY LEASE COMMITMENTS

On September 8, 2003, the Company entered into a sublease agreement with an unrelated sublandlord corporation. The Company conducts its operations from facilities that are subleased under a five year noncancellable operating sublease expiring in April, 2008.

The initial sublease term (September 8, 2003 through April 30, 2008) requires the sub tenant to pay rent of $8,740 on the 15th of each month for the entire term of the sublease agreement. The subtenant has the option to renew the sublease for an additional five year term at the monthly rate of $10,057 provided written notice has been given on or before December 1, 2007. As additional rent the subtenant pays common area maintenance, association dues, insurance, property taxes and special assessments. The monthly amount for executory cost rent is $2,995. Rental expense charged to operations in 2004 amounts to $104,880 and $45,321 for base rent and executory rent, respectively.

The following is a schedule of future minimum sublease payments required under the above operating sublease as of December 31, 2004:

Year ending December   Minimum Amount  Executory Cost Amount
--------------------   --------------  ---------------------
                2005     $104,880          $ 35,940
                2006      104,880            35,940
                2007      104,880            35,940
                2008       34,960            11,980
                2009            -                 -
          Thereafter            -                 -
                         --------           -------
                         $349,600          $119,800
                          =======           =======

NOTE D - EQUIPMENT OPERATING LEASES

The Company leases credit card equipment under a 36 month operating lease beginning September, 2003 requiring monthly payments of $144. Equipment lease payments charged to operations in 200 was $1,728. The lease is guaranteed by the sole member.
                                                                F-19
                          4115 MILL STREET, LLC
                   NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE E - COMPENSATED ABSENCES

Full time employees of the Company are entitled to paid holiday, sick, and personal days off, depending on the job classification, length of service, and other factors. It is impracticable to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of compensated absences when actually paid to employees.


NOTE F - SUBSEQUENT EVENTS

Effective March 29, 2005 this entity was sold as part of a consolidated acquisition agreement to an unrelated party. The current management group will continue to manage the operations for the benefit of the buyers in exchange for a management fee and other consideration.

Additionally, beginning April 18 through May 18, 2005 the operation will be closed to remodel facilities and train management for the summer business.

The Company is in negotiations with building owners to resolve deficient rent pursuant to the original lease. The Company paid its rent to the lessee pursuant to the sublease agreement. However, unbeknownst to the Company, the sublessor did not pay the rent to the owner. The owner has pursued certain legal actions in order to collect his rent. Company counsel is working with owner counsel to resolve the deficiency and eliminate the sublease arrangement.

                                                                F-20

Couchot, Hogenkamp & Associates, Inc.
Certified Public Accountants
818-A East Franklin Street
Centerville, Ohio 45459
937.436.1400

Independent Auditor's Report

To the Board of Directors
296 N. Stone, LLC
Dublin, Ohio


We have audited the accompanying balance sheet of 296 N. Stone, LLC (an Ohio Single Member Limited Liability Company) as of December 31, 2004 and the related statements of income, member's equity, and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on the audit.

We conducted the audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable, but not absolute, assurance whether the financial statements are free from material misstatement due to fraud or error. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The audit procedures selected depend on our assessment of the risks of material misstatements in the financial statements. In making those risk assessments, we consider internal control relevant to the entity's preparation of the financial statements as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control; and an audit also includes evaluating the appropriateness of the accounting policies used, the reasonableness of significant accounting estimates made by management, as well as the overall financial statement presentation and disclosures.

We believe that the audit evidence that was obtained is sufficient and appropriate to provide a reasonable basis for our opinion on the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 296 N. Stone, LLC. as of December 31, 2004, and the results of its operations and its cash flows for the year ended December 31, 2004 in conformity with generally accepted accounting principles generally accepted in the United States of America.

Couchot, Hogenkamp & Associates, Inc.

March 28, 2005                                                  F-21


                            296 N. STONE, LLC
                              BALANCE SHEET
                            December 31, 2004

ASSETS, LIABILITIES, AND MEMBER'S EQUITY

CURRENT ASSETS
 Cash                                      $   4,496
 Inventory                                    16,821
 Prepaid expenses                              5,044
                                             -------
Total current assets                          26,361

PROPERTY AND EQUIPMENT-at cost
 Leasehold improvements                    $  46,000
 Equipment & fixtures                         54,000
                                             -------
                                             100,000
 Less accumulated depreciation               (15,707)
                                             -------
                                              84,293

OTHER ASSETS
 Deposits
 organization cost net of amoritization
  of $171                                        315
                                                 829
                                             -------
                                               1,144
                                             -------
                                           $ 111,798
                                             =======
CURRENT LIABILIITES
 Bank overdraft                            $  28,516
 Note payable affiliate                       19,607
                                             -------
                                           $  48,123

 Accrued liabilities
  Payroll                                      1,446
  Sales tax                                    1,209
                                             -------
                                               2,655
                                             -------
Total current liabilities                     50,778

COMMITMENT                                         -

MEMBER'S EQUITY                               61,020
                                             -------
                                           $ 111,798
                                             =======



See accompanying notes and independent auditor's report         F-22

                              296 N. STONE, LLC
                             STATEMENT OF INCOME
                         Year ended December 31, 2004


                                                 Amount

SALES                                       $ 817,941

COST OF SALES                                 323,426
                                             --------
Gross profit                                  494,515

OPERATING EXPENSES
 Wages                                        118,326
 Management fee                                     -
 Advertising                                   61,384
 Bank charges and merchant fees                18,895
 Depreciation                                  12,314
 Insurance                                     22,846
 Rent                                         164,961
 Repairs & maintenance                         39,787
 Office expense                                 8,795
 Payroll taxes                                 11,315
 Supplies                                      15,905
 Travel & lodging                               8,183
 Utilities                                     38,224
                                             --------
                                              520,935
                                             --------

NET INCOME (LOSS)                           $ (26,420)
                                              =======



See accompanying notes and independent auditor's report         F-23


                               296 N. STONE, LLC
                         STATEMENT OF MEMBER'S EQUITY
                         Year ended December 31, 2004



Member's equity at beginning of year        $  207,047

Capital contributions                                -

Capital distributions                         (119,607)

Net income (loss)                              (26,420)
                                              --------
Member's equity at December 31, 2004           $61,020
                                              ========








See accompanying notes and independent auditor's report         F-24


                              296 N. STONE, LLC
                            STATEMENT OF CASH FLOW
                         Year ended December 31, 2004


CASH FLOW FROM OPERATING ACTIVITIES

Net income (loss)                         $  (26,420)

Adjustments to reconcile net income to
 net cash used by operating activities
 Depreciation and amortization expense        12,464
 (Incease) decrease in:
  Inventory                                   (1,004)
  Prepaid expenses                            17,411
 Incease (decrease) in:
  Accounts payable                            (2,444)
  Bank overdraft                              12,936
  Accrued liabilities                            115
                                            --------
 Net cash provided by operating activities    13,058
                                            --------
CASH FLOW FROM INVESTING ACTIVITIES
Acquisition of property and equipment              -
                                            --------
 Net cash used by investing activities             -
                                            --------
CASH FLOW FROM FINANCING ACTIVITIES
 Member's contributions                            -
 Member's distrubution                             -
 Decrease in short-term note-net             (10,654)
                                            --------
 Net cash provided by financing activities   (10,654)
                                            --------
Net increase in cash                           2,404

CASH AT BEGINNING OF YEAR                      2,092
                                             -------
CASH AT DECEMBER 31, 2004                 $    4,496
                                             =======

The Company adjusted the cost of leasehold improvements and equipment it previously capitalized from an affiliate in the amount of $100,000 and recorded an advance from a related entity in the amount of $19,607. To record these transactions the sole member recorded a distribution to member of $119,607.




See accompanying notes and independent auditor's report         F-25


                             296 N. STONE, LLC
                  NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of 296 N. Stone, LLC is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform with accounting principles accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

1.	Nature of Operations

The Company is established as a single member Limited Liability Company engaged in the night club business and operating under the name "Coconuts" in Tucson, Arizona to take advantage of the limited liability protection.
 The sole member has limited liability; that is, he is not personally liable for the LLC's debts or liabilities except to the extent of his investment and any remaining commitment to the LLC. The management of 296
N. Stone, LLC is held in an affiliated Limited Liability Company that is compensated through management fees designed to strip the operating LLC of all excess cash. No management fees were paid in 2004.

2.	Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.


3.	Inventories

Inventories are valued at the lower cost (first-in, first-out) or market. Inventories consist of liquor, beer, wine, and assorted non-alcoholic beverages, and assorted drink mixes.

See accompanying notes and independent auditor's report         F-26

                             296 N. STONE, LLC
                  NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

4.	Property and Equipment

Amortizable and depreciable assets are reported at original cost less accumulated amortization and depreciation. Amortization and depreciation is provided for in amounts sufficient to relate the cost of such assets to operations over their estimated service lives by the straight-line method.
 For federal income tax purposes, amortization and depreciation is computed using the accelerated cost recovery system and the modified accelerated cost recovery system. The cost of assets sold or retired and the accumulated amortization or depreciation are removed from the accounts in the year of disposal and any gain or loss is included in operations. Maintenance, repairs and minor improvements are charged to operations as incurred while betterments which substantially extend service lives are capitalized.

5.	Income Taxes

The Company is a single member Limited Liability Company under the laws of the State of Ohio and registered to do business in Arizona. Under those provisions, the Company does not pay federal, state or city corporation income taxes on its taxable income and is not permitted a net operating loss carryover or carryback. Instead, the member is individually liable for federal, state, and city income taxes on the Company's taxable income and receives the tax benefits resulting from any Company net operating losses to the extent he has basis for its deductibility.

6.	Revenue Recognition

The Company is a cash business that maintains its accounting records on the accrual basis of accounting. Accordingly, revenues are recognized as income when the product has been sold and cash is received.

7.	Advertising Expense

The Company expenses advertising costs as incurred. Advertising expenses for the period ended December 31, 2004 were $61,384.

8.	Intangibles

Intangible assets are made up of organizational costs that are amortized over a period of sixty months.

See accompanying notes and independent auditor's report         F-27

                             296 N. STONE, LLC
                  NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

9.	Use of Estimates

The preparation of financial statements in conformity with accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10.	Concentrations of Credit Risk Arising from Cash Deposits in Excess in
Insured Limits

The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, the Company's uninsured cash balance is - 0-. The Company's cash position throughout the year rarely exceeds $100,000.

11.	 Accounting Period

The Company reports on a calendar year ending December 31.


NOTE B - RELATED PARTY TRANSACTIONS

The Company has an informal management agreement with an affiliated company. That affiliate provides management expertise in exchange for the excess cash profits of the entity. During 2004 the Company did not pay any management fees.

The Company contracted with a related affiliate to design, build and install leasehold improvements and equipment to open the business. The net for store buildouts of $100,000 was capitalized into the equity of the member.


NOTE C - SHORT TERM NOTE

The Company has an unsecured note with a related affiliate. The note is not interest bearing and is due upon demand.

See accompanying notes and independent auditor's report         F-28


                             296 N. STONE, LLC
                  NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004


NOTE D - FACILITY LEASE COMMITMENTS

The Company conducts its operations from facilities that are leased under an eight year noncancellable operating lease expiring in June, 2011. The lease entered into August 21, 2003 allowed for rent to commerce the day after lessee obtained authorization by the Arizona Board of Liquor License and Control to use a series 6 liquor license on the premises. The liquor license was issued November 19, 2003. Beginning July 1, 2004 and annually throughout the term of the lease, base rent shall increase 3% on each anniversary date. Additionally, the Company shall pay percentage rent to the extent that six percent of gross quarterly sales shall mean all sales from the Premises that would be subject to sales tax. In addition to the base rent and percentage rent the Company shall pay as additional rent an amount to cover real estate taxes and insurance is $2,942 and is paid monthly with as annual reconciliation. The lease is partially guaranteed up until $100,000 of base rent has been paid. This guarantee has been satisfied.

The Company has an option to terminate the lease effective at midnight on June 30, 2011 and again on June 30, 2016 by providing Lessor with not less that 180 days advance written notice. Lessee has no right to sublease or assign its interest under the lease without prior consent of the Lessor

Future minimum lease payments at December 31, 2004 are as follows:

Periods ending December     Minimum Amount      Executory Cost Amount
   2005                        $ 112,909             $ 36,360
   2006                          116,296               37,460
   2007                          119,785               38,580
   2008                          123,387               39,740
   2009                          127,090               40,930
   Thereafter                    265,728               85,585
                                --------              -------
                               $ 865,195             $278,655
                                ========              =======



Rental expense charged to operations in 2004 amounted to $109,620 and $55,341 for base rent and executory rent, respectively.
                                                                F-29

                             296 N. STONE, LLC
                  NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004


NOTE E - EQUIPMENT OPERATING LEASES

Full time employees of the Company are entitled to paid holiday, sick and person days off, depending on the job classification, length of service, and other factors. It is impracticable to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of compensated absences when paid actually paid to employees.



NOTE F- SUBSEQUENT EVENT

Effective March 29, 2005 this entity was sold as part of a consolidated acquisition agreement to an unrelated party. The current management group will continue to manage the operations for the benefit of the buyers in exchange for a management fee and other consideration.

                                                                F-30



Couchot, Hogenkamp & Associates, Inc.
Certified Public Accountants
818-A East Franklin Street
Centerville, Ohio 45459
937.436.1400

Independent Auditor's Report

To the Board of Directors
6107 Ridgewood Road, LLC
Dublin, Ohio


We have audited the accompanying balance sheet of 6107 Ridgewood Road, LLC (an Ohio Single Member Limited Liability Company) as of December 31, 2004 and the related statements of income, member's equity, and cash flows from February 10, 2004 (date of inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on the audit.

We conducted the audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable, but not absolute, assurance whether the financial statements are free from material misstatement due to fraud or error. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The audit procedures selected depend on our assessment of the risks of material misstatements in the financial statements. In making those risk assessments, we consider internal control relevant to the entity's preparation of the financial statements as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control; and an audit also includes evaluating the appropriateness of the accounting policies used, the reasonableness of significant accounting estimates made by management, as well as the overall financial statement presentation and disclosures.

We believe that the audit evidence that was obtained is sufficient and appropriate to provide a reasonable basis for our opinion on the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 6107 Ridgewood Road, LLC. as of December 31, 2004, and the results of its operations and its cash flows from February 10, 2004 (date of inception) to December 31, 2004 in conformity with generally accepted accounting principles generally accepted in the United States of America.

Couchot, Hogenkamp & Associates, Inc.

March 28, 2005
                                                                F-31
                         6107 Ridgewood Road LLC
                              BALANCE SHEET
                            December 31, 2004

                 ASSETS, LIABILITIES, AND MEMBER'S EQUITY

CURRENT ASSETS
 Cash                                      $   8,999
 Inventory                                    37,864
                                             -------
 Total current assets                         46,863

PROPERTY AND EQUIPMENT-at cost
 Leasehold improvements                    $ 390,000
 Equipment & fixtures                        219,529
                                             -------
                                             609,529
 Less accumulated depreciation               (58,634)
                                             -------
                                             550,895
                                             -------
                                           $ 597,758
                                             =======
CURRENT LIABILIITES
 Bank overdraft                            $  93,830
 Note payable-insurance                        1,729
 Accounts payable                                795
 Accrued liabilities
  Accrued rent                             $  31,950
  Sales tax                                   31,972
                                             -------
                                              63,922
                                             -------
 Total current liabilities                   160,276

COMMITMENT                                         -

MEMBER'S EQUITY                              437,482
                                             -------
                                           $ 597,758
                                             =======


See accompanying notes and independent auditor's report         F-32

                          6107 Ridgewood Road LLC
                            STATEMENT OF INCOME
         From March 18, 2004 (date of inception) to Decmeber 31, 2004


                                                Amount

SALES                                         $ 2,849,612

COST OF SALES                                   1,255,495
                                                ---------
Gross profit                                    1,594,117

OPERATING EXPENSES
 Wages                                            346,730
 Management fee                                   354,351
 Advertising                                      129,323
 Bank charges and merchant fees                    48,018
 Depreciation                                      58,634
 Insurance                                         26,591
 Rent                                             257,442
 Repairs & maintenance                             39,375
 Office expense                                    16,166
 Payroll taxes                                     70,492
 Supplies                                          24,465
 Travel & lodging                                  33,055
 Utilities                                        133,003
                                                ---------
                                                1,537,645
                                                ---------

NET INCOME                                     $   56,472
                                                =========









See accompanying notes and auditor's report                     F-33

                            6107 Ridgewood Road LLC
                         STATEMENT OF MEMBER'S EQUITY
          From March 18, 2004 (date of inception) to December 31, 2004



Member's equity at February 10, 2004            $       -

Capital contributions                             410,760

Capital distributions                             (29,750)

Net income                                         56,472
                                                  -------
Member's equity at December 31, 2004            $ 437,482
                                                  =======
















See accompanying notes and auditor's report                     F-34

                            6107 Ridgewood Road LLC
                            STATEMENT OF CASH FLOW
         From March 18, 2004  (date of inception) to December 31, 2004


CASH FLOW FROM OPERATING ACTIVITIES
 Net income                                    $   56,472

 Adjustments to reconcile net income to
  net cash used by operating activities
  Depreciation and amortization expense            58,634
  (Increase) decrease in:
   Inventory                                      (37,864)
  Increase (decrease) in:
   Accounts payable                                   795
   Bank overdraft                                  93,830
   Accrued liabilities                             63,922
                                                  -------
 Net cash provided by operating activities        235,789
                                                  -------
CASH FLOW FROM INVESTING ACTIVITIES
 Acquisition of property and equipment           (609,529)
                                                  -------
 Net cash used by investing activities           (609,529)
                                                  -------
CASH FLOW FROM FINANCING ACTIVITIES
 Member's contributions                           410,760
 Member's distrubution                            (29,750)
 Increase in short-term note-net                    1,729
                                                  -------
 Net cash provided by financing activities        382,739
                                                  -------
Net increase in cash                                8,999

CASH AT FEBRUARY 10, 2004                               -
                                                  -------
CASH AT DECEMBER 31, 2004                      $    8,999
                                                  =======
See accompanying notes and auditor's report                     F-35

                           6107 Ridgewood Road, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                              December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of 6107 Ridgewood Road, LLC is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform with accounting principles accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

1.	Nature of Operations

The Company, which opened for business March 18, 2004, is established as a single member Limited Liability Company engaged in the night club business, doing business as "Headliners" in Jackson, Mississippi. The Company is set up as a Limited Liability Company to take advantage of the limited liability protection. The sole member has limited liability; that is, he is not personally liable for the LLC's debts or liabilities except to the extent of his investment and any remaining commitment to the LLC. The management of 6107 Ridgewood Road, LLC is held in an affiliated Limited Liability Company that is compensated through management fees designed to strip the operating LLC of all excess cash.

2.	Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

3.	Inventories

Inventories are valued at the lower cost (first-in, first-out) or market. Inventories consist of liquor, beer, wine, and assorted non-alcoholic beverages, and assorted drink mixes.

                                                                F-36
                          6107 Ridgewood Road, LLC
                   NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

4.	Property and Equipment

Amortizable and depreciable assets are reported at original cost less accumulated amortization and depreciation. Amortization and depreciation is provided for in amounts sufficient to relate the cost of such assets to operations over their estimated service lives by the straight-line method. For federal income tax purposes, amortization and depreciation is computed using the accelerated cost recovery system and the modified accelerated cost recovery system. The cost of assets sold or retired and the accumulated amortization or depreciation are removed from the accounts in the year of disposal and any gain or loss is included in operations. Maintenance, repairs and minor improvements are charged to operations as incurred while betterments which substantially extend service lives are capitalized.

Depreciation and amortization periods by asset type.

     Equipment                7 yrs.
     Leasehold improvements  10 yrs.

5.	Income Taxes

The Company is a single member limited liability company under the laws of the State of Ohio and registered to do business in Mississippi. Under those provisions, the Company does not pay federal, state or city corporation income taxes on its taxable income and is not permitted a net operating loss carryover or carryback. Instead, the member is individually liable for federal, state, and city income taxes on the Company's taxable income and receives the tax benefits resulting from any Company net operating losses to the extent he has basis for its deductibility.

6.	Revenue Recognition

The Company is a cash business that maintains its accounting records on the accrual basis of accounting. Accordingly, revenues are recognized as income when the product has been sold and cash is received.

7.	Advertising Expense

The Company expenses advertising costs as incurred. Advertising expenses for the period ended December 31, 2004 were $129,323.
                                                                F-37
                          6107 Ridgewood Road, LLC
                   NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

8.	Use of Estimates

The preparation of financial statements in conformity with accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9.	Concentrations of Credit Risk Arising from Cash Deposits in Excess in
Insured Limits

The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, the Company's uninsured cash balance is - 0-. The Company's cash position throughout the year rarely exceeds $100,000.

10.	 Accounting Period

The Company reports on a calendar year ending December 31.


NOTE B - RELATED PARTY TRANSACTIONS

The Company has an informal management agreement with an affiliated company. That affiliate provides management expertise in exchange for the excess cash profits of the entity. During the current reporting period the Company paid $354,351 of management fee expense.

The Company contracted with a related affiliate to design, build and install leasehold improvements and equipment to open the business. The total capitalized buildout cost for the store was $600,000, of which $189,240 was paid to the affiliate with the remaining unpaid balance of $410,760 capitalized into the equity account of the member.
                                                                F-38
                          6107 Ridgewood Road, LLC
                   NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004


NOTE C - SHORT TERM NOTE

The Company entered into an unsecured financing arrangement with a Premium Financing Specialist to pay its general insurance liability for the period 3/17/04 to 3/17/05. The note required down payment of $4,334 and nine equal monthly payments of $1,348 beginning April 12, 2004 at the rate of 8.25%.

NOTE D - FACILITY LEASE COMMITMENTS

On February 13, 2004, the Company entered into a sublease agreement with an unrelated party. The Company, therefore, conducts its operations from these facilities, which are leased under a noncancellable operating lease expiring December 2008.

The initial sublease term (March 18, 2004 through December 31, 2008) requires the subtenant to pay rent of $15,000 on or before the 15th of each month for the entire term of the sublease agreement. Beginning May 1, 2004 the Company leased additional space at the rate of $2,250 per week for the remaining term of the original lease (December 31, 2008) and took over the obligation for the maintenance, taxes, insurance, utilities, etc.
 The subtenant has the option to renew the original sublease for an additional five year term at the monthly rate of $16,667 provided written notice has been given on or before September 1, 2007. Additionally, the subtenant is required to pay maintenance, insurance, property taxes, and all utilities. Currently the monthly amount for this additional rent is $4,500. Rental expense in the amount of $257,442 was charged to operations for the period ended December 31, 2004. The lease does not have a provision that would require additional rent based on sales exceeding some threshold.

The following is a schedule of future minimum lease payments required under the above operating lease as of December 31, 2004:


                                                                F-39
                          6107 Ridgewood Road, LLC
                   NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004


NOTE E - EQUIPMENT OPERATING LEASES

The Company leases credit card equipment under a 36 month operating lease beginning September, 2004 requiring monthly payments of $430. Equipment lease payments charged to operations in 2004 were $1720. The lease is guaranteed by the sole member.

The following is a schedule of minimum lease payments required under the above operating leases as of December 31, 2004:

Periods ending December Minimum Amount       Executory Cost Amount

                  2005  $  297,000                $ 54,000
                  2006     297,000                  54,000
                  2007     297,000                  54,000
                  2008     297,000                  54,000
                  2009           -                       -
            Thereafter           -                       -
                         ---------                 -------
                        $1,188,000                $216,000
                         =========                 =======

NOTE F - COMPENSATED ABSENCES

Full time employees of the Company are entitled to paid holiday, sick, and personal days off, depending on the job classification, length of service, and other factors. It is impracticable to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of compensated absences when actually paid to employees.

NOTE G - CAPITAL CONTRIBUTIONS

Capital Contributions include $410,760 of unpaid cost to build and acquire leasehold improvements and equipment to open the business. For financial reporting purposes and pursuant to a prospective sales arrangement the unpaid balance is reported as owners capital since the satisfaction of the obligation is part of the consideration.

NOTE H - SUBSEQUENT EVENT

Effective March 29, 2005 this entity was sold as part of a consolidated acquisition agreement to an unrelated party. The current management group will continue to manage the operations for the benefit of the buyers in exchange for a management fee and other consideration.



                                                                F-40


Couchot, Hogenkamp & Associates, Inc.
Certified Public Accountants
818-A East Franklin Street
Centerville, Ohio 45459
937.436.1400

Independent Auditor's Report

To the Board of Directors
1299 Farnam, LLC
Dublin, Ohio


We have audited the accompanying balance sheet of 1299 Farnam, LLC (an Ohio Single Member Limited Liability Company) as of December 31, 2004 and the related statements of income, member's equity, and cash flows from January 1, 2004 (date of inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on the audit.

We conducted the audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable, but not absolute, assurance whether the financial statements are free from material misstatement due to fraud or error. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The audit procedures selected depend on our assessment of the risks of material misstatements in the financial statements. In making those risk assessments, we consider internal control relevant to the entity's preparation of the financial statements as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control; and an audit also includes evaluating the appropriateness of the accounting policies used, the reasonableness of significant accounting estimates made by management, as well as the overall financial statement presentation and disclosures.

We believe that the audit evidence that was obtained is sufficient and appropriate to provide a reasonable basis for our opinion on the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1299 Farnam, LLC. as of December 31, 2004, and the results of its operations and its cash flows from January 1, 2004 (date of inception) to December 31, 2004 in conformity with generally accepted accounting principles generally accepted in the United States of America.

Couchot, Hogenkamp & Associates, Inc.

March 28, 2005
                                                                F-41
                              1299 Farnam, LLC
                               BALANCE SHEET
                             December 31, 2004

                  ASSETS, LIABILITIES, AND MEMBER'S EQUITY

CURRENT ASSETS
 Cash                                   $  16,156
 Inventory                                 28,365
 Prepaid expenses                          62,828
                                          -------
 Total current assets                     107,349

PROPERTY AND EQUIPMENT-at cost
 Leasehold improvements                 $ 133,000
 Equipment & fixtures                     110,000
                                          -------
                                          243,000
 Less accumulated depreciation            (21,761)
                                          -------
                                          221,239
                                          -------
                                        $ 328,588
                                          =======
CURRENT LIABILIITES
 Bank overdraft                         $  37,188
 Accounts payable                           2,729
 Note payable-insurance                     2,593

 Accrued liabilities
  Payroll                               $   3,493
  Sales tax                                 9,694
                                          -------
                                           13,187
                                          -------
 Total current liabilities                 55,697

Deferred rent                              46,501

COMMITMENT                                      -

MEMBER'S EQUITY                           226,390
                                          -------
                                        $ 328,588
                                          =======



See accompanying notes and independent auditor's report         F-42

                             1299 Farnam, LLC
                            STATEMENT OF INCOME
       From January 1, 2004 (date of inception) to December 31, 2004


                                            Amount

SALES                                     $ 1,339,334

COST OF SALES                                 632,108
                                            ---------
Gross profit                                  707,226

OPERATING EXPENSES
 Wages                                        222,383
 Management fee                                57,244
 Advertising                                   64,048
 Merchant fees and bank charges                29,480
 Depreciation and amortization                 21,761
 Insurance                                     28,810
 Rent                                         107,080
 Repairs & maintenance                         24,570
 Office expense                                 8,446
 Payroll taxes                                 38,257
 Supplies                                       4,767
 Equipment rental                               4,032
 Travel & lodging                               6,859
 Utilities                                     77,762
                                            ---------
                                              695,499
                                            ---------

NET INCOME                                $    11,727
                                            =========




See accompanying notes and independent auditor's report         F-43

                            1299 Farnam, LLC
                       STATEMENT OF MEMBER'S EQUITY
      From January 1, 2004 (date of inception) to December 31, 2004



Member's equity at January 1, 2004       $        -

Capital contributions                       234,663

Capital distributions                       (20,000)

Net income                                   11,727
                                           --------
Member's equity at December 31, 2004     $  226,390
                                           ========






See accompanying notes and independent auditor's report         F-44

                            1299 Farnam, LLC
                         STATEMENT OF CASH FLOW
       From January 1, 2004 (date of inception) to December 31, 2004


CASH FLOW FROM OPERATING ACTIVITIES
 Net income                                   $ 11,727

 Adjustments to reconcile net income to
  net cash used by operating activities
  Depreciation and amortization expense         21,761
  (Increase) decrease in:
   Inventory                                   (28,365)
   Prepaid expense                             (62,828)
  Increase (decrease) in:
   Bank overdraft                               37,188
   Accounts payable                              2,729
   Accrued liabilities                          13,187
   Deferred rent                                46,501
                                               -------
 Net cash provided by operating activities      41,900
                                               -------
CASH FLOW FROM INVESTING ACTIVITIES
 Acquisition of property and equipment        (243,000)
                                               -------
 Net cash used by investing activities        (243,000)
                                               -------
CASH FLOW FROM FINANCING ACTIVITIES
 Capital contributions-net                     234,663
 Increase in short-term note-net                 2,593
 Capital distrubution                          (20,000)
                                               -------
 Net cash provided by financing activities     217,256
                                               -------
Net increase in cash                            16,156

CASH AT JANUARY 1, 2004                              -
                                               -------
CASH AT DECEMBER 31, 2004                     $ 16,156
                                               =======




See accompanying notes and independent auditor's report         F-45

                               1299 Farnam, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                              December 31, 2004


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of 1299 Farnam, LLC is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform with accounting principles accepted in the United States of America and have been consistently applied in the preparation of the financial statements.


1.	Nature of Operations

The Company, which opened for business April 22, 2004, is established as a single member Limited Liability Company engaged in the night club business and operating under the name "Cactus Cafe" in Omaha, Nebraska. The Company is set up as a Limited Liability Company to take advantage of the limited liability protection. The sole member has limited liability; that is, he is not personally liable for the LLC's debts or liabilities except to the extent of his investment and any remaining commitment to the LLC. The management of 1299 Farnam, LLC is held in an affiliated Limited Liability Company that is compensated through management fees designed to strip the operating LLC of all excess cash.

2.	Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

3.	Inventories

Inventories are valued at the lower cost (first-in, first-out) or market. Inventories consist of liquor, beer, wine, and assorted non-alcoholic beverages, and assorted drink mixes.
                                                                F-46

                               1299 Farnam, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                              December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

4.	Property and Equipment

Amortizable and depreciable assets are reported at original cost less accumulated amortization and depreciation. Amortization and depreciation is provided for in amounts sufficient to relate the cost of such assets to operations over their estimated service lives by the straight-line method. For federal income tax purposes, amortization and depreciation is computed using the accelerated cost recovery system and the modified accelerated cost recovery system. The cost of assets sold or retired and the accumulated amortization or depreciation are removed from the accounts in the year of disposal and any gain or loss is included in operations. Maintenance, repairs and minor improvements are charged to operations as incurred while betterment's which substantially extend service lives are capitalized.

Depreciation and amortization periods by asset type.

     Equipment                7 yrs.
     Leasehold Improvements  10 yrs.

5.	Income Taxes

The Company is a single member Limited Liability Company under the laws of the State of Ohio. Under those provisions, the Company does not pay federal, state or city corporation income taxes on its taxable income and is not permitted a net operating loss carryover or carryback. Instead, the member is individually liable for federal, state, and city income taxes on the Company's taxable income and receives the tax benefits resulting from any Company net operating losses to the extent he has basis for its deductibility.

6.	Revenue Recognition

The Company is a cash business that maintains its accounting records on the accrual basis of accounting. Accordingly, revenues are recognized as income when the product has been sold and cash is received.

7.	Advertising Expense

The Company expenses advertising costs as incurred. Advertising expenses for the period ended December 31, 2004 were $64,048.
                                                                F-47

                               1299 Farnam, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                              December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

8.	Use of Estimates

The preparation of financial statements in conformity with accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9.	Concentrations of Credit Risk Arising from Cash Deposits in Excess in Insured Limits

The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, the Company's uninsured cash balance is -0-. The Company's cash position throughout the year rarely exceeds $100,000.

10.	 Accounting Period

The Company reports on a calendar year ending December 31.


NOTE B - RELATED PARTY TRANSACTIONS

The Company has an informal management agreement with an affiliated company. That affiliate provides management expertise in exchange for the excess cash profits of the entity. During the current reporting period the Company paid the affiliate $57,244 in management fees.

The Company contracted with a related affiliate to design, build and install leasehold improvements and equipment to open the business. The total buildout cost for the store was $350,000, of which $115,337 was paid to the affiliate with the remaining unpaid balance of $234,663 capitalized into the equity account of this member.
                                                                F-48

                               1299 Farnam, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                              December 31, 2004

NOTE C - SHORT TERM NOTE

The Company entered into an unsecured financing arrangement with a Premium Financing Specialist to pay its general insurance liability for the period 4/22/04 to 4/22/05. The note required a down payment of $8,859 and nine equal monthly payments of $2,593 beginning May 23, 2004 at the rate of 11.25%.


NOTE D - FACILITY LEASE COMMITMENTS

On December 22, 2003, the Company entered into a lease agreement with an unrelated landlord corporation. The Company, therefore, conducts its operations from these facilities, which are leased under a noncancellable operating lease expiring June 30, 2010.

The initial lease permits six months of zero rent to allow the tenant sufficient time to complete construction and open for business. Additionally, the landlord contributed $107,000 in the form of a rent credit to assist the tenant with improvement costs that ultimately benefit owner. At the point in time lease payments begin, June 22, 2004 and continuing through June 30, 2010, the tenant is required to pay $9,667 per month in rent, on or before the first day of each month.
 Actual cash is paid after the rent credit of $107,000 has been used in full. The tenant has the option to renew the lease for an additional five year term at the fair market value as of the renewal date, not less than 105% of base rent, provided written notice has been given not later than 180 days from June 30, 2010. As additional rent the tenant pays common area maintenance, association dues, insurance, property taxes and special assessments. Currently the monthly amount for this additional rent is $2,295. Minimum rent and executory cost rental expense charged to operations was $107,080 and $26,580 respectively for period ended December 31, 2004. This lease does not have a provision that would require additional rent based on sales exceeding some threshold.

The following is a schedule of future minimum lease payments required under the above operating lease as of December 31, 2004:

                            Minimum     Contingency    Executory
Periods ending December     Amount      Amount         Cost Amounts
                            -----------------------------------------
                   2005     $ 107,080    $     -      $  27,540
                   2006       107,080          -         27,540
                   2007       107,080          -         27,540
                   2008       107,080          -         27,540
                   2009       107,080          -         27,540
             Thereafter        53,540          -         13,770
                              -------      -----        -------
                            $ 588,940    $     -      $ 151,470
                              =======      =====        =======
                                                                F-49

                               1299 Farnam, LLC
                    NOTES TO AUDITED FINANCIAL STATEMENTS
                               December 31, 2004

NOTE E - EQUIPMENT OPERATING LEASES

The Company leases credit card and dishwashing equipment under 36 month operating leases beginning April 2004 requiring monthly payments of $191 and $257, respectively. Equipment lease payments charged to operations in period ended December 2004 were $4,032. The lease is guaranteed by the sole member.

The following is a schedule of minimum lease payments required under the above operating leases as of December 31, 2004.


NOTE F - COMPENSATED ABSENCES

Full time employees of the Company are entitled to paid holiday, sick, and personal days off, depending on the job classification, length of service, and other factors. It is impracticable to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of compensated absences when actually paid to employees.

NOTE G - CAPITAL CONTRIBUTIONS

Capital contributions include $234,663 of unpaid cost incurred for leasehold improvement and equipment to open the business.

NOTE H - SUBSEQUENT EVENT

Effective March 29, 2005 this entity was sold as part of a consolidated acquisition agreement to an unrelated party. The current management group will continue to manage the operations for the benefit of the buyers in exchange for a management fee and other consideration.
                                                                F-50

Couchot, Hogenkamp & Associates, Inc.
Certified Public Accountants
818-A East Franklin Street
Centerville, Ohio 45459
937.436.1400

Independent Auditor's Report

To the Board of Directors
JP 4th Street Line, LLC
Dublin, Ohio

We have audited the accompanying balance sheet of JP 4th Street Line, LLC (an Ohio Single Member Limited Liability Company) as of December 31, 2004 and the related statements of income, member's equity, and cash flows from March 1, 2004 (date of inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on the audit.

We conducted the audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable, but not absolute, assurance whether the financial statements are free from material misstatement due to fraud or error. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The audit procedures selected depend on our assessment of the risks of material misstatements in the financial statements. In making those risk assessments, we consider internal control relevant to the entity's preparation of the financial statements as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control; and an audit also includes evaluating the appropriateness of the accounting policies used, the reasonableness of significant accounting estimates made by management, as well as the overall financial statement presentation and disclosures.

We believe that the audit evidence that was obtained is sufficient and appropriate to provide a reasonable basis for our opinion on the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JP 4th Street Line, LLC. as of December 31, 2004, and the results of its operations and its cash flows from March 1, 2004 (date of inception) to December 31, 2004 in conformity with generally accepted accounting principles generally accepted in the United States of America.

Couchot, Hogenkamp & Associates, Inc.

March 28, 2005
                                                                F-51
                           JP 4th Street Live LLC
                               BALANCE SHEET
                             December 31 2004

                  ASSETS, LIABILITIES, AND MEMBER'S EQUITY

CURRENT ASSETS
 Cash                                    $   24,850
 Inventory                                   51,503
 Prepaid expenses                            19,367
                                            -------
 Total current assets                        95,720

PROPERTY AND EQUIPMENT-at cost
 Leasehold improvements                  $1,400,000
 Equipment & fixtures                       600,000
                                          ---------
                                          2,000,000
 Less accumulated depreciation             (131,667)
                                          ---------
                                          1,868,333
OTHER ASSETS
 Organizational cost net of
  amortization of $149                          851
                                          ---------
                                         $1,964,904
                                          =========
CURRENT LIABILIITES
 Bank overdraft                          $   24,110
 Note payable-insurance                      12,991
 Accrued liabilities
  Payroll and payroll taxes              $    7,305
  Sales tax        10,969                    18,274
                                          ---------
 Total current liabilities                   55,375

COMMITMENT                                        -

MEMBER'S EQUITY                           1,909,529
                                          ---------
                                         $1,964,904
                                          =========




See accompanying notes and auditor's report                     F-52

                          JP 4th Street Live LLC
                            STATEMENT OF INCOME
         From June 17, 2004 (date of inception) to December 31, 2004

                                                  Amount

SALES                                           $ 3,069,347

COST OF SALES                                     1,192,627
                                                  ---------
Gross profit                                      1,876,720

OPERATING EXPENSES
 Wages                                              283,078
 Management fee                                     318,834
 Advertising                                         75,931
 Merchant fees and bank charges                      53,346
 Depreciation and amortization                      131,816
 Licenses & permits                                  30,780
 Insurance                                           21,320
 Rent                                               292,824
 Repairs & maintenance                               54,132
 Office expense                                      21,810
 Payroll taxes                                       64,237
 Supplies                                            23,048
 Travel & lodging                                    42,997
 Uniforms                                             2,972
 Utilities                                           60,293
                                                  ---------
                                                  1,477,418
                                                  ---------

NET INCOME                                      $   399,302
                                                  =========




See accompanying notes and independent auditor's report         F-53



                         JP 4th Street Live LLC
                      STATEMENT OF MEMBER'S EQUITY
      From March 1, 2004 (date of inception) to December 31, 2004



Member's equity at March 1, 2004       $         -

Capital contributed                      1,527,827

Capital distributions                      (17,600)

Net income                                 399,302
                                         ---------
Member's equity at December 31, 2004   $ 1,909,529
                                         =========
















See accompanying notes and independent auditor's report         F-54

                          JP 4th Street Live LLC
                          STATEMENT OF CASH FLOW
         From March 1, 2004 (date of inception) to December 31, 2004


CASH FLOW FROM OPERATING ACTIVITIES
 Net income                                     $  399,302

 Adjustments to reconcile net income to
  net cash used by operating activities
   Depreciation and amortization expense           131,816
   (Increase) decrease in:
    Inventory                                      (51,503)
    Prepaid expense                                (19,367)
    Other assets                                    (1,000)
   Increase (decrease) in:
    Bank overdraft                                  24,110
    Accrued liabilities                             18,274
                                                 ---------
                                                   102,330
                                                 ---------
 Net cash provided by operating activities         501,632
                                                 ---------
CASH FLOW FROM INVESTING ACTIVITIES
 Acquisition of property and equipment          (2,000,000)
                                                 ---------
 Net cash used by investing activities          (2,000,000)
                                                 ---------
CASH FLOW FROM FINANCING ACTIVITIES
 Member contributions                            1,527,827
 Member distributions                              (17,600)
 Increase in short-term note-net                    12,991
                                                 ---------
 Net cash provided by financing activities       1,523,218
                                                 ---------

Net increase in cash                                24,850

CASH AT MARCH 1, 2004                                    -

CASH AT DECEMBER 31, 2004                       $   24,850
                                                 =========
                                                                F-55
                         JP 4th Street Line, LLC
                  NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of JP 4th Street Line, LLC is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform with accounting principles accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

1.	Nature of Operations

The Company, which opened for business June 17, 2004 in Louisville, Kentucky, is established as a single member Limited Liability Company engaged in the night club business and operating under the name "Red Cheetah" in Louisville, Kentucky. The Company is set up as a Limited Liability Company to take advantage of the limited liability protection. The sole member has limited liability; that is, he is not personally liable for the LLC's debts or liabilities except to the extent of his investment and any remaining commitment to the LLC. The management of JP 4th Street Line, LLC is held in an affiliated Limited Liability Company that is compensated through management fees designed to strip the operating LLC of all excess cash.

2.	Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

3.	Inventories

Inventories are valued at the lower cost (first-in, first-out) or market. Inventories consist of liquor, beer, wine, and assorted non-alcoholic beverages, and assorted drink mixes.
                                                                F-56
                         JP 4th Street Line, LLC
                  NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

4.	Property and Equipment

Amortizable and depreciable assets are reported at original cost less accumulated amortization and depreciation. Amortization and depreciation is provided for in amounts sufficient to relate the cost of such assets to operations over their estimated service lives by the straight-line method. For federal income tax purposes, amortization and depreciation is computed using the accelerated cost recovery system and the modified accelerated cost recovery system. The cost of assets sold or retired and the accumulated amortization or depreciation is removed from the accounts in the year of disposal and any gain or loss is included in operations. Maintenance, repairs and minor improvements are charged to operations as incurred while betterment's which substantially extend service lives are capitalized.

Depreciation and amortization periods by asset type.

     Equipment                7 yrs.
     Leasehold Improvements  10 yrs.

5.	Income Taxes

The Company is a single member limited liability company under the laws of the State of Ohio and registered to do business in Kentucky. Under those provisions, the Company does not pay federal, state or city corporation income taxes on its taxable income and is not permitted a net operating loss carryover or carryback. Instead, the member is individually liable for federal, state, and city income taxes on the Company's taxable income and receives the tax benefits resulting from any Company net operating losses to the extent he has basis for its deductibility.

6.	Revenue Recognition

The Company is a cash business that maintains its accounting records on the accrual basis of accounting. Accordingly, revenues are recognized as income when the product has been sold and cash is received.

7.	Advertising Expense

The Company expenses advertising costs as incurred. Advertising expenses for the period ended December 31, 2004 were $75,931.
                                                                F-57
                         JP 4th Street Line, LLC
                  NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

8.	Use of Estimates

The preparation of financial statements in conformity with accounting principles accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9.	Concentrations of Credit Risk Arising from Cash Deposits in Excess in Insured Limits

The Company maintains its cash balances in one financial institution. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2004, the Company's uninsured cash balance is -0-. The Company's cash position throughout the year rarely exceeds $100,000.

10.     Accounting Period

The Company reports on a calendar year ending December 31.


NOTE B - RELATED PARTY TRANSACTIONS

The Company has an informal management agreement with an affiliated company. That affiliate provides management expertise in exchange for the excess cash profits of the entity. During the current 2004 reporting period the Company paid the affiliate $318,834 in management fees.

The Company contracted with a related affiliate to design, build and install leasehold improvements and equipment to open the business. The total buildout cost for the store was $2,000,000, of which $472,173 was paid to the affiliate out of profits with the remaining unpaid balance of $1,527,827 capitalized into the equity account of the member.

                                                                F-58
                         JP 4th Street Line, LLC
                  NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE C - SHORT TERM NOTE

The Company entered into an unsecured financing arrangement with a Premium Financing Specialist to pay its general insurance liability for the period 6/17/04 to 6/17/05. The note required down payment of $10,283 and nine equal monthly payments of $3,248 beginning July, 2004 at the rate of 10.5%.

NOTE D - FACILITY LEASE COMMITMENTS

On February 28, 2004, the Company entered into a lease agreement with an unrelated corporation. The Company, therefore, conducts its operations from facilities that are leased under a ten year noncancellable operating lease expiring June 30, 2014.

The initial lease term (June 17, 2004 through June 30, 2014) requires the tenant to pay basis rent of $37,100 per month during the first rental year, which includes common facility maintenance cost the base rent was adjusted to $52,117 per month beginning October 2004 due to additional outside patron space. Thereafter the base rent shall be increased by 3% cumulatively, for each succeeding rental year including the renewal period, if elected. Additionally, the Company shall pay percentage rental equal to 7% of Gross Sales in excess of the Gross Sales breakpoint, which is defined as the adjusted basic rental divided by 7 percent. The current year Gross Sales breakpoint is $6,360,000. The first determination point is the one year anniversary date of June 17, 2005; therefore, no obligation is booked at this point.

Additional rental, other than basic rent and percentage rent is for any other items within this lease agreement, including HVAC, trash, etc. This additional executory cost rental currently runs $15,017 per month. Operations have been charged minimum rent and executory cost rent of $292,824 and $60,293, respectively through December 31, 2004.

The following is a schedule of future minimum lease payments required under the above operating lease as of December 31, 2004:

                                                                F-59
                         JP 4th Street Line, LLC
                  NOTES TO AUDITED FINANCIAL STATEMENTS
                            December 31, 2004

NOTE E - EQUIPMENT OPERATING LEASES

The Company leases credit card equipment under a 36 month operating lease beginning June, 2004 requiring monthly payments of $333.
Equipment lease payments charged to operations in 2004 were $2,331. The lease is guaranteed by the sole member.

The following is a schedule of minimum lease payments required under the above operating leases as of December 31, 2004:
                                                                Executory
Periods ending December   Minimum Amount  Contingent Amount    Cost Amount
                          ------------------------------------------------
                   2005   $  625,400           $      -        $  180,200
                   2006      644,200                  -           185,600
                   2007      663,500                  -           192,200
                   2008      683,400                  -           196,900
                   2009      703,900                  -           202,800
             Thereafter    3,033,200                  -           784,210
                           ---------             ------         ---------
                          $6,353,600           $      -        $1,741,910
                           =========             ======         =========

NOTE F - COMPENSATED ABSENCES

Full time employees of the Company are entitled to paid holiday, sick, and personal days off, depending on the job classification, length of service, and other factors. It is impracticable to estimate the amount of compensation for future absences, and accordingly, no liability has been recorded in the accompanying financial statements. The Company's policy is to recognize the costs of compensated absences when actually paid to employees.

NOTE G - CAPITAL CONTRIBUTIONS

Capital Contributions include $1,527,827 in unpaid cost of leasehold improvement and equipment incurred to open the business. For financial reporting purposes and pursuant to a prospective sales arrangement the unpaid cost of construction is capitalized since the full satisfaction of the obligation is considered part of the purchase price.

NOTE H- SUBSEQUENT EVENT

Effective March 29, 2005 this entity was sold as part of a consolidated acquisition agreement to an unrelated party. The current management group will continue to manage the operations for the benefit of the buyers in exchange for a management fee and other consideration.
                                                                F-60




              Unaudited Pro Forma Condensed Financial Statements
                                      of
          Headliners Entertainment Group, Inc. and Acquired Limited
                             Liability Companies


The following unaudited pro forma condensed combined financial statements give effect to the Consolidated Acquisition Agreement entered into on March 29, 2005 between Headliners Entertainment Group, Inc., a Delaware corporation and Paul Butler and JHF Properties, LLC an Ohio limited liability company using the purchase method of accounting for the business combination. The Consolidated Acquisition Agreement terminated and replaced all prior agreements (formal and informal) made among Headliners Entertainment Group, Inc. ("Headliners") and Paul Butler and JHF Properties, LLC (collectively, "JHF").

On March 31, 2005, pursuant to the Consolidated Acquisition Agreement, Headliners acquired all of the right, title and interest in five limited liability companies and the right to receive the net income of a sixth limited liability company. The Consolidated Acquisition Agreement provides for Headliners to acquire ownership of the sixth limited liability company at a second closing , which will occur after JHF has obtained $2,300,000 for the sale of Headliners common stock. Each of the limited liability companies operates an entertainment complex consisting of a dance club and other facilities, one each in Cincinnati, Kansas City, Tucson, Jackson, Louisville and Omaha.

The consideration paid for the six limited liability companies consists of $2,275,000 previously paid to JHF and a 0% convertible debenture due on March 31, 2008 in the principal amount of $5,000,000. The debenture is convertible into Headliners common stock at the option of JHF at any time until the note matures at a conversion price equal to the average of the closing bid prices of Headliners common stock for the five trading days immediately preceding the conversion. At the maturity date, the entire principle amount that remains outstanding may be converted at the option of Headliners.

In accordance with the Consolidated Acquisition Agreement Headliners and JHF have also commenced development of a project in Hampton, Va. (the "Virginia Project"). The Virginia Project will include a comedy club utilizing the Rascals trademark. JHF will be responsible for supervising the development and construction of the Virginia Project. The fee charged by JHF for the design and development of the Virginia Project is the sum of (a) $1,400,000 paid in cash on March 31, 2005 and (b) the value of the 7,000 shares issued by Headliners to JHF in June 2004. The value of the 7,000 shares will be determined by the amount of the proceeds received upon the sale of the shares by JHF.

Additionally, the Consolidated Acquisition Agreement contains provisions under which JHF will manage the seven properties and properties subsequently constructed by Headliners and JHF. In consideration for the management services, Headliners has issued common stock with a market value of $2,300,000 to JHF. Headliners has committed that if the proceeds realized by JHF from selling the shares are less than $2,300,000, Headliners will issue additional shares until JHF realized $2,300,000 in proceeds. Additionally, JHF will receive a weekly cash fee equal to the net cash flow of the six limited liability companies less $32,500, but limited to the greater of $11,538 or 200% of the average weekly salary and bonus paid in cash to Headliners chief executive officer. Headliners will also pay $3,500 per week to reimburse JHF for its office staff and a monthly car allowance of $3,600.

                                                                F-61

The transaction will be accounted for as an acquisition of the six limited liability companies under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations. Under the purchase method of accounting, the total purchase price is allocated to the net tangible and intangible assets acquired by Headliners in connection with the transaction, based on their fair values as of the completion of the transaction. The excess cost over the net tangible and identifiable intangible assets is allocated to goodwill. The preliminary purchase price allocation is subject to finalization of the intangible asset acquired.

The unaudited pro forma condensed combined balance sheet gives effect to the transaction as if it occurred on December 31, 2004. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2004 give effect to the transaction as if it had occurred on January 1, 2004.

The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-k/A and result in preliminary allocation of the purchase price based on estimates of the fair value of the assets acquired and liabilities assumed. Management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma financial data. The unaudited pro forma financial data may not be indicative of the financial position or results that would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future.

The unaudited pro forma financial data should be read in conjunction with the historical consolidated financial statements and notes thereto of Headliners and the limited liability companies. Headliners historical consolidated financial statements are included in Headliners Annual Report on Form 10-KSB for the year ended December 31, 2004. The limited liability companies financial statements and related notes thereto are attached as exhibits to this Form 8-K/A.

                                                                F-62

             Unaudited Pro Forma Condensed Combined Balance Sheet
                              December 31, 2004

                                                         Historical
-----------------------------------------------------------------------------------------------------------------------------------
                 Headliners      1333         4115        296 N      6107        1299          JP             Pro          Pro
               Entertainment   Sycamore    Mill Street    Stone   Ridgewood     Farnum      4th Street       Forma        Forma
                Group, Inc.   Street, LLC      LLC         LLC    Road, LLC   Street, LLC   Line LLC     Adjustments     Combined

Assets

Current Assets
 Cash         $    29,058   $   9,111    $   7,078   $   4,496  $   8,999   $    16,156  $      24,850   $ 2,500,000a
                                                                                                          (1,400,000)d  $ 1,199,748
 Inventory              -      20,241       14,154      16,821     37,864        28,365         51,503             -        168,948
 Advances to
  affiliate             -           -        4,500           -          -             -              -             -          4,500
 Other current
  assets            1,500       6,257        4,511       5,044          -        62,828         19,367             -         99,507
 Assets to be
  disposed of     125,000           -            -           -          -             -              -             -        125,000
               --------------------------------------------------------------------------------------------------------------------
Total Current
 Assets           155,558      35,609       30,243      26,361     46,863       107,349         95,720     1,100,000      1,597,703
Property and
 equipment, net 1,202,293     137,534      102,882      84,293    550,895       221,239      1,868,333             -      4,167,469
Construction in
 progress         558,876           -            -           -          -             -              -             -        558,876
Investment in
 limited
 liability
 Companies,
 cost method   2,275,000            -            -           -          -             -              -    (2,275,000) b           -
Intangible
 assets                -            -            -           -          -             -              -     4,477,554  b   4,477,554
Deposit                -            -            -           -          -             -              -     1,400,000  d   1,400,000
Prepaid
 management
 fees                  -            -            -           -          -             -              -     2,300,000  c   2,300,000
Other assets      10,000       14,244        4,467       1,144          -             -            851             -         30,706
               --------------------------------------------------------------------------------------------------------------------
Total Assets   4,201,727      187,387      137,592     111,798    597,758       328,588      1,964,904     7,002,554     14,532,308
               ====================================================================================================================
Liabilities and
 Stockholders' Deficit
Current Liabilities
 Accounts
 payable and
 accrued
 expenses      1,595,247       94,609       67,345      31,171    158,547        53,104         42,384             -      2,042,407
Notes payable    852,615            -            -      19,607      1,729         2,593         12,991       800,000 a    1,689,535
Promissory
 notes         3,025,000            -            -           -          -             -              -             -      3,025,000
              ---------------------------------------------------------------------------------------------------------------------
Total Current
 Liabilities   5,472,862       94,609       67,345      50,778    160,276        55,697         55,375       800,000      6,756,942
Note Payable,
 net of
 discount              -            -            -           -          -             -              -     1,700,000 a    1,700,000
Deferred rent          -            -            -           -          -        46,501              -             -         46,501
                 ------------------------------------------------------------------------------------------------------------------
Total
 Liabilities   5,472,862       94,609       67,345      50,778    160,276       102,198         55,375     2,500,000      8,503,443
Stockholders'
 Deficit
 (Members
 Equity)
 Common stock        190            -            -           -          -             -              -           770 c          960
 Additional
 paid-in
 capital      16,232,891            -            -           -          -             -              -     2,299,230 c   18,532,121
Accumulated
 deficit     (17,504,216)           -            -           -          -             -              -             -    (17,504,216)
Convertible
 debenture             -            -            -           -          -             -              -     5,000,000 b    5,000,000
Members equity         -       92,778       70,247      61,020    437,482       226,390      1,909,529    (2,797,446)b            -
             ----------------------------------------------------------------------------------------------------------------------
Total Stockholders'
 Deficit
 (Members
 Equity)     (1,271,135)       92,778       70,247      61,020    437,482       226,390      1,909,529     4,502,554      6,028,865
             ----------------------------------------------------------------------------------------------------------------------
Total Liabilities
 and
 Stockholders'
 Deficit    $ 4,201,727     $ 187,387    $ 137,592   $ 111,798  $ 597,758     $ 328,588    $ 1,964,904   $ 7,002,554   $ 14,532,308
             ======================================================================================================================

                                                                F-63

               Unaudited Pro Forma Condensed Combined Balance Sheet
                                 December 31, 2004




The following unaudited pro forma adjustments relate to the acquisition as if it had occurred as of December 31, 2004. The pro forma adjustments are based on preliminary estimates that may change as additional information is obtained.

a. This adjustment represents the indebtedness incurred in connection with the acquisition as follows:

    Issuance of promissory note   $ 3,000,000
    Discount on note                  500,000
                                    ---------
    Cash received                 $ 2,500,000
                                    =========

In addition to the discount on the note, the note bears interest at the rate of 12% per year. The note is due November 21, 2007.

b. The following represents the allocation of the purchase price to the acquired assets and assumed liabilities of the acquired limited liability companies and is for illustrative purposes only. This allocation is preliminary and based on the limited liability companies assets and liabilities as of December 31, 2004.

   Cash paid for the acquisition                $  2,275,000
   Issuance of convertible debenture to seller     5,000,000
                                                  ----------
                                                   7,275,000
   Fair value of net assets to be acquired         2,797,446
                                                  ----------

   Excess purchase price to be allocated to
    intangible assets                           $  4,477,554
                                                  ==========
c. These adjustments represent the common shares of Headliners Entertainment Group, Inc. issued to JHF on the date of the agreement for management services of the limited liability companies to be provided.

d. This adjustment represents the cash paid to JHF for the commencement of the Hampton, Virginia project.



                                                                F-64

          Unaudited Pro Forma Condensed Combined Statement of Operations
                       For the Year Ended December 31, 2004


                                                         Historical
-----------------------------------------------------------------------------------------------------------------------------------
                 Headliners      1333         4115        296 N      6107        1299          JP             Pro          Pro
               Entertainment   Sycamore    Mill Street    Stone   Ridgewood     Farnum      4th Street       Forma        Forma
                Group, Inc.   Street, LLC      LLC         LLC    Road, LLC   Street, LLC   Line LLC     Adjustments     Combined




Net Sales      $ 1,317,898   $ 2,265,743  $ 1,011,850  $ 817,941  $ 2,849,612  $ 1,339,334 $ 3,069,347  $          -  $ 12,671,725
Cost of Sales      582,687       770,174      370,343    323,426    1,255,495      632,108   1,192,627             -     5,126,860
               -------------------------------------------------------------------------------------------------------------------
Gross Profit       735,211     1,495,569      641,507    494,515    1,594,117      707,226   1,876,720             -     7,544,865

General and
 Administrative
 Expenses
 General and
  Administrative
  Expenses      3,650,133      1,509,672      652,568    520,935    1,537,645      695,499   1,477,418    (1,491,323) g
 Stock Based
  Compensation  5,795,849              -            -          -            -            -           -             -     5,795,849
               -------------------------------------------------------------------------------------------------------------------
Total General
 and
 Administrative
 Expenses       9,445,982      1,509,672      652,568    520,935    1,537,645      695,499   1,477,418       483,853    16,323,572
               -------------------------------------------------------------------------------------------------------------------
Other Income
 (Expense)
 Interest
  expense        (126,812)             -            -          -            -            -           -      (300,000) e
 Other income         740              -            -          -            -            -           -             -           740
               -------------------------------------------------------------------------------------------------------------------
Total Other
 Expense         (126,072)             -            -          -            -            -           -      (487,500)     (613,572)
               -------------------------------------------------------------------------------------------------------------------
Net (Loss)
 Income From
 Continuing
 Operations   $(8,836,843)    $  (14,103)   $ (11,061)  $(26,420)   $  56,472    $  11,727   $ 399,302    $ (971,353)  $(9,392,279)
               ===================================================================================================================

                                                                F-65

        Unaudited Pro Forma Condensed Combined Statement of Operations
                             December 31, 2004


The following adjustments to the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2004 relate to the acquisition as if it had occurred as of January 1, 2004. The pro forma adjustments are based on preliminary estimates that may change as additional information is obtained.

e. This adjustment represents the interest expense on the new promissory note issued in connection with the acquisition. An interest rate of 12% per year, assuming the debt was outstanding as of January 1, 2004.

f. This adjustment represents the amortization of the discount on the promissory note issued in connection with the acquisition, assuming the debt was outstanding as of January 1, 2004.

g. This adjustment represents the elimination of the limited liability companies' expense for the management fee paid to JHF for the year ended December 31, 2004.

h. This adjustment represents the estimated management fees to JHF pursuant to Article III of the Consolidated Acquisition Agreement, assuming the transaction occurred on January 1, 2004.









                                                                F-66